Fees Summary	Dec. 19, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	5,496.38
Total Transaction Valuation	39,800,000.00
Total Offset Amount	0.00
Net Fee	$ 5,496.38